Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated January 1, 2007

to the Prospectus for Institutional Shares of Allianz Global Investors Multi-Style Fund

Dated November 1, 2006 (as revised January 1, 2007)

The Board of Trustees of Allianz Funds has approved a change in the Allianz NFJ Large-Cap Value Fund’s 80% policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940. This change will result in a related change to the Fund’s approximate capitalization range to the range listed on page 17 of the Prospectus. The new policy will take effect on March 16, 2007, after Fund shareholders have received 60 days’ notice of the change. Until the new policy goes into effect, the Fund’s approximate capitalization range consists of the largest 250 publicly traded companies in the United States.